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                       OFFICE OF THE UNITED STATES TRUSTEE
                                  Exhibit 99.3
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                                                                  ---------------------------------------------------------
                                                                  DEBTOR IN POSSESSION INTERIM STATEMENT
In re:
                                                                  Statement Number:          11
AMERICAN WASTE TRANSPORT, INC.                                                                --
                                                                  For the period FROM:       10/1/01
                                                 Debtor.                                     -------
---------------------------------------------------------
                                                                                  TO:        10/31/01
Chapter 11 Case No.:  LA 00-44134 ES                                                         --------
---------------------------------------------------------         ---------------------------------------------------------
                                                                  -------------------- ----------------- ------------------
                                                                    GENERAL ACCOUNT    PAYROLL ACCOUNT    TAX  ACCOUNT
CASH ACTIVITY ANALYSIS (CASH BASIS ONLY)                          -------------------- ----------------- ------------------
A.    Total Receipts per all Prior Interim Statements             $3,700,913.07        $  608,892.03     $  234,448.84
                                                                  -------------------- ----------------- ------------------
B.    Less:  Total Disbursements per all Prior Statements         $3,519,721.16        $  606,516.86     $  233,947.92
                                                                  -------------------- ----------------- ------------------
C.    Beginning Balance (A less B)                                $  181,191.91        $    2,375.17     $      500.92
                                                                  -------------------- ----------------- ------------------
D.    Receipts during Current Period
      (ATTACH SEPARATE LISTING IF NECESSARY)
      Description
      -----------


                                                                  $                    $                 $
      TOTAL RECEIPTS THIS PERIOD:                                 -------------------- ----------------- ------------------
E.    Balance Available (C plus D)
F:    Less:  Disbursements during Current Period                  $  181,191.91        $    2,375.17     $      500.92
                                                                  -------------------- ----------------- ------------------
      (ATTACH SEPARATE LISTING IF NECESSARY)
      Date         Check No.       Payee/Purpose
      ----         --------        -------------




      TOTAL DISBURSEMENTS THIS PERIOD:
G.       Ending Balance (E less F)                                $   74,236.38        $                 $       18.00
                                                                  -------------------- ----------------- ------------------
                                                                  $  106,955.53        $    2,375.17     $       482.92
                                                                  -------------------- ----------------- ------------------


H.    (1)  General Account::
          (a)  Depository Name and Location    Sanwa Bank 5716 E. Florence, Bell Gardens, CA
                                               ---------------------------------------------
          (b) Account Number:  2017-36008
                               ----------
      (2) Payroll Account:
          (a)  Depository Name and Location    Sanwa Bank 5716 E. Florence, Bell Gardens, CA
                                               ---------------------------------------------
          (b)  Account Number: 2019-36009
                               ----------
      (3)  Tax Account:
          (a)  Depository Name and Location    Sanwa Bank 5716 E. Florence, Bell Gardens, CA
                                               ---------------------------------------------
          (b)  Account Number: 2012-36007
                               ----------
I.    Other monies on hand (SPECIFY TYPE AND LOCATION) (i.e. Certificates of Deposit, Petty Cash):

        Petty Cash  $ 3,000
        ---------------------
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I, Eugene Tidgewell, Vice President, declare under penalty of perjury that the information contained in the above Debtor in Possession Interim Statement is true and complete to the best of my knowledge.


Dated:  November 28, 2001



                                         /s/ Eugene W. Tidgewell
                                         -------------------------------
                                         Debtor in Possession or Trustee
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                            AMERICAN WASTE TRANSPORT
                                Operating Account
                         For the Month of October , 2001

Type           Date       Num   Name                                Memo     Class  Clr   Split               Amount     Balance
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          181,191.91
1001-SANWA CHECKING                                                                                                       181,191.91
BillPmt-Check  10/05/2001 1440  STATE COMPENSATION INSURANCE FUND  1620037-00        X  2001-A/P-POST FILING  -53,760.48  127,431.43
BillPmt-Check  10/08/2001 1441  IRELL & MANELLA LLP                                  X  2001-A/P-POST FILING  -15,475.90  111,955.53
BillPmt-Check  10/08/2001 1442  U. S. TRUSTEE                      732-00-44134      X  2001-A/P-POST FILING   -5,000.00  106,955.53
                                                                                                             -----------------------
Total 1001-SANWA CHECKING                                                                                     -74,236.38  106,955.53
                                                                                                             -----------------------
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                            AMERICAN WASTE TRANSPORT
                                 Payroll Account
                         For the Month of October , 2001

 Type      Date      Num      Name       Memo      Class     Clr     Split     Amount      Balance
--------   ------   ------   --------   --------   -------   -----   ------   ----------   ---------
                                                                                           2,375.17
1002  -  SANWA PAYROLL..                                                                   2,375.17
Total 1002 -  SANWA PAYROLL                                                                2,375.17
                                                                              ----------   ---------
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                            AMERICAN WASTE TRANSPORT
                               Payroll Tax Account
                         For the Month of October , 2001

  Type         Date        Num       Name          Memo                Split              Amount      Balance
---------   -----------   -------   -------   ----------------------------------------   ----------   ---------
                                                                                                        500.92
1003 -  SANWA PAYROLL TAXES                                                                             500.92
Check       10/25/2001                        Service Charge  6050o  BANK CHARGES           -18.00      482.92
                                                                                         ----------   ---------
Total 1003 -  SANWA PAYROLL TAXES                                                           -18.00      482.92
                                                                                         ----------   ---------
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